Exhibit 10.34

Second Consolidated and Secured Notes Modification Agreement

AGREEMENT by and between Protalex, Inc., a Delaware corporation (the “Company”) and Niobe Ventures, LLC, a Delaware limited liability company (“Niobe”).

WHEREAS, on October 31, 2016, the Company and Niobe entered into a Consolidated and Secured Notes Modification Agreement which extended the maturity dates of the (i) Consolidated, Amended and Restated Promissory Note (the “Consolidated Note”) made by the Company in the principal amount of $9,219,366, dated October 11, 2013 and (ii) 24 Secured Promissory Notes made by the Company between November 4, 2014 to October 4, 2016 in the aggregate principal amount of $8,885,000 (the “Secured Notes”), to March 31, 2018;

WHEREAS, Niobe is the holder of the Secured Promissory Notes listed on the attached Schedule A (the “New Secured Notes”) made by the Company in the aggregate principal amount of $3,065,000, each with a maturity date of March 31, 2018. Collectively, the Consolidated Note, Secured Notes and New Secured Notes are hereinafter referred to as the “Notes”; and

WHEREAS, the parties desire to further extend the maturity dates of the Notes to September 1, 2018.

NOW THEREFORE, the parties hereby agree as follows:

1.       The definition of “Maturity Date”, as set forth in the respective Notes, is hereby changed to September 1, 2018.

2.       Except as otherwise modified hereby, all other terms and provisions of the Notes shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date indicated below.

Dated: August 22, 2017

PROTALEX, INC.

By:	Kirk M. Warshaw
Kirk M. Warshaw, Chief Financial Officer

NIOBE VENTURES, LLC

By:	Arnold P. Kling
Arnold P. Kling, Manager

Schedule A

New Secured Notes

Outstanding Notes – Issuance Dates	Principal
11/1/2016	$345,000
12/9/2016	$345,000
1/4/2017	$345,000
2/3/2017	$290,000
3/3/2017	$290,000
4/5/2017	$290,000
5/11/2017	$290,000
6/15/2017	$290,000
7/10/2017	$290,000
8/10/2017	$290,000
Total	$3,065,000.00